Exhibit 99.1

Press Release

Safehold and iStar Close Merger and Complete Spin-Off of iStar’s Legacy Assets to iStar Stockholders

NEW YORK, March 31, 2023

Safehold Inc. (NYSE: SAFE) today closed on the previously announced merger of iStar Inc. (“iStar”) and Safehold Inc. (“Original Safe”). The merger represents the culmination of the companies’ multi-year strategy to grow the innovative ground lease ecosystem. Following the closing, the combined company (“SAFE”) will operate under the name Safehold Inc. and its common stock will trade under the ticker “SAFE” on the New York Stock Exchange.

“This transformative transaction marks a significant milestone for Safehold and iStar stakeholders,” said Jay Sugarman, Chairman and Chief Executive Officer.

“As our business enters this next phase, we are excited to deliver even more benefits to our customers and investors as the leader of the modern ground lease industry,” said Marcos Alvarado, President and Chief Investment Officer.

On March 31, 2023, prior to the closing of the merger, iStar completed the separation of its legacy assets and certain other assets through the distribution of all of the common shares of Star Holdings (NASDAQ: STHO) to holders of record of iStar common stock as of the close of business on March 27, 2023 in a spin-off transaction. iStar distributed 0.153 common shares of Star Holdings for each share of iStar common stock.

For more information regarding the merger, please refer to the definitive Joint Proxy Statement/Prospectus, dated January 30, 2023, as filed with the Securities and Exchange Commission (“SEC”). For more information about the spin-off, please see Star Holdings’ Information Statement, dated March 22, 2023, as filed with the SEC.

1114 Avenue of the Americas

New York, NY 10036

T 212.930.9400

E investors@safeholdinc.com

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although SAFE believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. SAFE undertakes no obligation to update or publicly revise any forward-looking statement, whether as a result of new information, future events or otherwise. This press release should be read in conjunction with our consolidated financial statements and related notes in our Annual Report on Form 10-K, as amended by Form 10K/A (“Form 10-K”), for the year ended December 31, 2022. In assessing all forward-looking statements herein, readers are urged to read carefully the Risk Factors sections and other cautionary statements in our Form 10-K and the definitive joint proxy statement / prospectus dated January 30, 2023 that iStar and SAFE filed with respect to the previously announced merger and related transactions and any updates thereto made in our subsequent fillings with the SEC.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (1) any delay or inability of SAFE and/or Star Holdings to realize the expected benefits of the transactions; (2) changes in tax laws, regulations, rates, policies or interpretations; (3) the value of SAFE shares; (4) the value of Star Holdings’ shares and liquidity in Star Holdings’ shares; (5) the risk of unexpected significant transaction costs and/or unknown liabilities; (6) potential litigation relating to the transaction; (7) the impact of actions taken by significant stockholders; (8) the potential disruption to SAFE’s or Star Holdings’ respective businesses of diverted management attention, and the unanticipated loss of key members of senior management or other employees, in each case as a result of the transactions; (9) general economic and business conditions that could affect SAFE and Star Holdings following the transactions, such as the instability in the banking sector experienced in the first quarter of 2023; (10) market demand for ground lease capital; (11) SAFE’s ability to source new ground lease investments; (12) the availability of funds to complete new ground lease investments; (13) risks that the rent adjustment clauses in SAFE’s leases will not adequately keep up with changes in market value and inflation; (14) risks associated with certain tenant and industry concentrations in our portfolio; (15) conflicts of interest and other risks associated with Star Holdings’ external management structure and its relationships with SAFE and other significant investors; (16) risks associated with using debt to fund SAFE’s business activities (including changes in interest rates and/or credit spreads, the ability to source financing at rates below the capitalization rates of our assets, and refinancing and interest rate risks); (17) risks that tenant rights in certain of our ground leases will limit or eliminate the Owned Residual Portfolio realizations from such properties; (18) general risks affecting the real estate industry and local real estate markets (including, without limitation, the potential inability to enter into or renew ground leases at favorable rates, including with respect to contractual rate increases or participating rent); (19) dependence on the creditworthiness of our tenants and their financial condition and operating performance; (20) the war in Ukraine and escalating geopolitical tensions as a result of Russia’s invasion of Ukraine; and (21) competition from other ground lease investors and risks associated with our failure to qualify for taxation as a REIT, as amended. Please refer to the section entitled “Risk Factors” in our Form 10-K and any subsequent reports filed with the SEC for further discussion of these and other investment considerations. SAFE expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

1114 Avenue of the Americas

New York, NY 10036

T 212.930.9400

E investors@safeholdinc.com

About Safehold:

Safehold Inc. (NYSE: SAFE) is revolutionizing real estate ownership by providing a new and better way for owners to unlock the value of the land beneath their buildings. Having created the modern ground lease industry in 2017, Safehold continues to help owners of high quality multifamily, office, industrial, hospitality, student housing, life science and mixed-use properties generate higher returns with less risk. The Company, which is taxed as a real estate investment trust (REIT), seeks to deliver safe, growing income and long-term capital appreciation to its shareholders. Additional information on Safehold is available on its website at www.safeholdinc.com.

Company Contact:

Pearse Hoffmann
Senior Vice President
Capital Markets & Investor Relations
T 212.930.9400
E investors@safeholdinc.com

1114 Avenue of the Americas

New York, NY 10036

T 212.930.9400

E investors@safeholdinc.com